Exhibit 99.13
Joint Filing Agreement
     In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned does hereby consent and agree to the joint filing on behalf of each of them of a Statement on Schedule 13D/A and all amendments thereto with respect to the units representing limited partner interests in Enterprise Products Partners L.P. beneficially owned by each of them, and to the inclusion of this Joint Filing Agreement as an exhibit thereto.

Dated: November 5, 2009	/s/ Dan L. Duncan

Dan L. Duncan

Dated: November 5, 2009	DFI DELAWARE GENERAL, LLC

	By:	/s/ Darryl E. Smith Darryl E. Smith
Manager

Dated: November 5, 2009	DFI DELAWARE HOLDINGS L.P.

	By:	DFI DELAWARE GENERAL, LLC,
Its general partner

	By:	/s/ Darryl E. Smith Darryl E. Smith
Manager

Dated: November 5, 2009	EPCO, INC.

	By:	/s/ W. Randall Fowler W. Randall Fowler
President, Chief Executive Officer and Director

Dated: November 5, 2009	DUNCAN FAMILY INTERESTS, INC.

	By:	/s/ Darryl E. Smith Darryl E. Smith
Treasurer and Director

Dated: November 5, 2009	DAN DUNCAN LLC

	By:	/s/ W. Randall Fowler W. Randall Fowler
Executive Vice President, Chief Financial Officer,
Treasurer and Manager

Dated November 5, 2009	DFI HOLDINGS, LLC

	By:	DAN DUNCAN LLC, its sole member

	By:	/s/ W. Randall Fowler W. Randall Fowler
Executive Vice President, Chief Financial Officer,
Treasurer and Manager

Dated November 5, 2009	DFI GP HOLDINGS, L.P.

	By:	DFI HOLDINGS, LLC, its general partner

	By:	DAN DUNCAN LLC, its sole member

	By:	/s/ W. Randall Fowler W. Randall Fowler
Executive Vice President, Chief Financial Officer,
Treasurer and Manager

Dated: November 5, 2009	DD SECURITIES LLC

	By:	/s/ W. Randall Fowler W. Randall Fowler
Executive Vice President, Chief Financial Officer,
Treasurer and Manager

Dated: November 5, 2009	EPCO HOLDINGS, INC.

	By:	/s/ W. Randall Fowler W. Randall Fowler
President, Chief Executive Officer and Director

Dated: November 5, 2009	EPCO/FANTOME, LLC

	By:	/s/ W. Randall Fowler W. Randall Fowler
President, Chief Executive Officer and Director

Dated: November 5, 2009	EPE HOLDINGS, LLC

	By:	DAN DUNCAN LLC, its Sole Member

	By:	/s/ W. Randall Fowler W. Randall Fowler
Executive Vice President, Chief Financial Officer,
Treasurer and Manager

Dated: November 5, 2009	ENTERPRISE GP HOLDINGS L.P.

	By:	EPE HOLDINGS, LLC, its General Partner

	By:	DAN DUNCAN LLC, its Sole Member

	By:	/s/ W. Randall Fowler W. Randall Fowler
Executive Vice President, Chief Financial Officer,
Treasurer and Manager